-------------------------------------------------------------------------------
                    OFFICE OF THE UNITED STATES TRUSTEE
-------------------------------------------------------------------------------
IN RE:                              )     DEBTOR IN POSSESSION OPERATING REPORT
                                    )
      SN INSURANCE ADMINISTRATORS   ) REPORT NUMBER 12             Page 1 of 3
                                    )           FOR THE PERIOD FROM: 01-Mar-01
                              DEBTOR)                            TO: 31-Mar-01
                                    )
------------------------------------
CHAPTER 11 CASE NO. SV00-14102-GM
------------------------------------

1.  PROFIT AND LOSS STATEMENT                   PLEASE SEE ATTACHED SCHEDULE A
A.  Related to Business Operations:
      Gross Sales                        ___________
      Less Sales Returns and Discounts   ___________
        Net Sales                                     ___________
      Less: Cost of Goods Sold
        Beginning Inventory at Cost      ___________
        Add: Purchases                   ___________
        Less: Ending Inventory at Cost   ___________
          Cost of Goods Sold                          ___________
      Gross Profit                                                 ___________

      Other Operating Revenues (Specify)                           ___________

Less: Operating Expenses
      Officer Compensation               ___________
      Salaries & Wages-Other Employees   ___________
        Total Salaries & Wages                        ___________
        Employee Benefits                             ___________
      Payroll Taxes                      ___________
      Real Estate Taxes                  ___________
      Federal and State Income Taxes     ___________
         Total Taxes                                  ___________
      Rent and Lease Exp. (Real and
        Personal Property)               ___________
      Interest Expense (Mortgage,
        Loan, etc.)                      ___________
      Insurance                          ___________
      Automobile Expense                 ___________
      Utilities (Gas, Electric, Water,
        Telephone, etc.)                 ___________
      Depreciation and Amortization      ___________
      Repairs and Maintenance            ___________
      Advertising                        ___________
      Supplies, Office Expenses,
        Photocopies, etc.                ___________
      Bad Debts                          ___________
      Miscellaneous Operating Expenses
        (Specify)                        ___________
        Total Operating Expenses                      ___________

      Net Gain/(Loss) from Business
        Operations                                                 ___________

B.  Not Related to Business Operations                             ___________
      Income:
        Interest Income                               ___________
        Other Non-Operating Revenues
          (Specify)                                   ___________
        Gross Proceeds on Sale of Assets ___________
        Less: Original Cost of Assets
          plus Expenses of Sale          ___________
          Net Gain/(Loss) on Sale of
            Assets                                    ___________
        Total Non-Operating Income                                 ___________
    Expenses Not Related to Business
      Operations:
      Legal and Professional Fees                     ___________
      Other Non-Operating Revenues
        (Specify)                                     ___________
        Total Non-Operating Expenses                               ___________

    NET INCOME/(LOSS) FOR PERIOD                                   ===========

------------------------------------------------------------------------------
Revised April 1989               OPERATING REPORT                        UST-4
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 12
------------------------------------------------------------------------------

                                                                    Page 2 of 3


2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):


                                       Accounts Payable    Accounts Receivable
                                       ----------------    -------------------
Current      Under 30 days                          $0                      $0
Overdue      31-60 days                             $0                      $0
Overdue      61-90 days                   PLEASE SEE ATTACHED SCHEDULE B
Overdue      91-120 days                            $0                      $0
Overdue      121 + days                             $0                      $0
Total


3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                    Post-Petition
                 Frequency of                                     Payments Not Made
                 Payments per     Amount of                       -----------------
Creditor/Lessor  Lease/Contract  Each Payment  Next Payment Due   Number     Amount
---------------  --------------  ------------  ----------------   ------     ------

              SEE ATTACHED SCHEDULE C


4. Tax Liability:

                Gross Payroll Expense For Period               $36,798
                Gross Sales for Period Subject to Sales Tax         $0

                                                                            Post Petition Taxes
                                             Date Paid       Amount Paid*        Still Owing
                                        -----------------    ------------   -------------------
Federal Payroll and Withholding Taxes  3/15/01 & 3/31/01        $10,080              0
State Payroll and Withholding Taxes    3/15/01 & 3/31/01         $1,396              0
State Sales and Use Tax                       N/A                  $0               N/A
Real Property Taxes                           N/A                  $0               N/A

                   ALL PAYROLL TAXES PAID BY ADP
                   * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.


5. Insurance Coverage

                                        Carrier/            Amount of        Policy    Premium Paid
                                         Agent               Coverage       Exp. Date    Thru Date
                                ----------------------      ---------       ---------  -------------

Worker's Compensation                SEE SCHEDULE D
Liability                            SEE SCHEDULE E
Fire and Extended Coverage           SEE SCHEDULE E
Property                             SEE SCHEDULE E
Theft                                SEE SCHEDULE E
Life (Beneficiary:__________)        SEE SCHEDULE E
Vehicle                              SEE SCHEDULE E
Other                                SEE SCHEDULE E

-------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 12
-------------------------------------------------------------------------------

                                                                    Page 3 of 3

6. Questions:

   A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the Unites States Trustee?

       -----:  Yes  Explain:
                            --------------------------------------------
         X  :  No
       -----

  B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

       -----:  Yes  Explain:
                            --------------------------------------------
         X  :  No
       -----

7.  Statement of Unpaid Professional Fees (Post-Petition Only):


                                                     Type         Post-Petition
                      Name of Professional        Professional    Unpaid Total
                      --------------------        ------------    -------------

                        SEE SCHEDULE F


8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:




9. Quarterly Fees: (This Fee must be paid to the Unites States Trustee every calendar quarter)


                    Quarterly
  Quarterly       Disbursements   Quarterly                                             Quarterly
Period Ending      for Quarter       Fee       Date Paid   Amount Paid   Check No.   Fee Still Owing
-------------     -------------   ---------    ---------   -----------   ---------   ---------------
 3/31/2001        $132,485.00     $750.00                                            $750.00 NOTE A

NOTE A - 1st quarter 2001 trustee fee subsequently paid on 4/23/01.


I, Alex Corbett-Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:       5/1/01              Signed: /s/ Alex Corbett
      -----------------------           -----------------------------------

SCHEDULE A
                                 SNIG, BIG, SNIA and SNIS
                                  SCHEDULE OF OPERATIONS
                            ONE MONTH ENDED MARCH 31, 2001
                            [BANKRUPTCY FILED APRIL 26, 2000]
                                       [UNAUDITED]


(In thousands)                                                                                                  CONSOLIDATED
                                            SNIG         BIG         SNIA           SNIS         ELIMINATION        TOTAL
                                        -----------  -----------  -----------    -----------    -------------  --------------
Revenues:

Commission income                       $       --   $       --   $       --     $     (382)    $        --    $        (382)(C)

Net investment income                           43          (6)            3             79              --              119
                                        -----------  -----------  -----------    -----------    -------------  --------------
   TOTAL REVENUES                               43          (6)            3           (303)             --             (263)
                                        -----------  -----------  -----------    -----------    -------------  --------------

Expenses:

Interest expense                              987           --            --             --              --              987

Bad debt expense                               --           --            --(A)        (382)(A)          --             (382)

General and administrative
 Other                                       (475)          --            98            492              --              115 (B)
                                        -----------  -----------  -----------    -----------    -------------  --------------
 TOTAL EXPENSES                               512           --            98            110              --              720
                                        -----------  -----------  -----------    -----------    -------------  --------------

 INCOME (LOSS) BEFORE INCOME TAXES
  AND PREFERRED SECURITIES DIVIDENDS
  AND ACCRETION                              (469)          (6)          (95)          (413)             --              (983)

Income tax (benefit) expense                   13           --             1              1              --                15
                                         -----------  -----------  -----------    -----------    -------------  --------------

 INCOME (LOSS) BEFORE PREFERRED
  SECURITIES DIVIDENDS AND ACCRETION         (482)          (6)           (96)          (414)             --              (998)

Preferred securities dividends and
   accretion                               (1,092)         --             --             --              --             (1,092)

Expenses not related to business
  operations:
  Legal and Professional Fees                (474)         --             --             --              --               (474)
  Other non-operating expenses                 (5)         --             --             (8)             --                (13)
                                         -----------  -----------  -----------    -----------    -------------  --------------
                                           (2,053)         (6)           (96)          (422)             --             (2,577)
Equity in net income (loss) from
  subsidiaries                               (515)       (509)            --             --           1,033                 9
                                        -----------  -----------  -----------    -----------    -------------  --------------
 NET (LOSS) INCOME                      $  (2,568)       (515)           (96)          (422)          1,033             (2,568)
                                        ===========  ===========  ===========    ===========    =============  ==============


(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable.
    Debtor continues to assert rights of offset and other methods to effectuate collection.

(B) Amount reflects a reduction of a $365K accrual originally recorded in February 2001.

(C) Amount is reflective of a reduction in billed premiums from Front Companies.

                                                                     SCHEDULE B

SUPERIOR NATIONAL INSURANCE GROUP, INC. IN BANKRUPTCY
AGING OF ACCOUNTS PAYABLE AND RECEIVABLE
AS OF MARCH 31, 2001

SUPERIOR NATIONAL INSURANCE GROUP

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                          421,811                    --                   --              292,129
Overdue  31 - 60 days                           670,102                15,000                   --            1,043,941
Overdue  61 - 90 days                              (636)                   --                   --              815,965
Overdue  91 - 120 days                               --                99,166            5,237,080              177,616 (D)
Overdue  121 + days                             552,622                30,388                    1              646,591
                                        ----------------   -------------------     ----------------  -------------------
Total                                    $    1,643,900      $        144,553 [A]   $    5,237,081      $     2,976,241
                                        ----------------   -------------------     ----------------  -------------------

BUSINESS INSURANCE GROUP

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                             700                     --                   --                    --
Overdue  31 - 60 days                               --                     --               11,000                    --
Overdue  61 - 90 days                               --                     --               11,000                    --
Overdue  91 - 120 days                              --                     --                   --             5,237,080(D)
Overdue  121 + days                                 --                601,265                   --            14,963,854
                                        ----------------   -------------------     ----------------  -------------------
Total                                    $         700       $        601,265        $      22,000      $    20,200,934
                                        ----------------   -------------------     ----------------  -------------------

SUPERIOR NATIONAL INSURANCE SERVICES

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                          195,485                23,810              241,850                   885
Overdue  31 - 60 days                            10,839                56,312              848,208                12,081
Overdue  61 - 90 days                            49,323                74,161              634,067                12,491
Overdue  91 - 120 days                           18,863               362,237                   (0)               18,655
Overdue  121 + days                             772,296            11,609,906                   (0)              692,490
                                        ----------------   -------------------     ----------------  -------------------
Total                                    $    1,046,807      $     12,126,426[B]      $  1,724,125      $        736,602
                                        ----------------   -------------------     ----------------  -------------------

SUPERIOR NATIONAL INSURANCE GROUP ADMINISTRATORS

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                          63,339                     --               51,164                   --
Overdue  31 - 60 days                               --                     --              196,814                   --
Overdue  61 - 90 days                               (0)                    --              183,388                   --
Overdue  91 - 120 days                              --                     --              196,271                   --
Overdue  121 + days                             89,789              6,385,900            1,011,017               98,383
                                        ----------------   -------------------     ----------------  -------------------
Total                                    $     153,127       $      6,385,900[C]     $   1,638,654      $        98,383
                                        ----------------   -------------------     ----------------  -------------------

CONSOLIDATED

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                          681,335                23,810              293,014              293,014
Overdue  31 - 60 days                           680,941                71,312            1,056,022            1,056,022
Overdue  61 - 90 days                            48,688                74,161              828,456              828,456
Overdue  91 - 120 days                           18,863               461,402            5,433,351            5,433,351
Overdue  121 + days                           1,414,707            18,627,458            1,011,019           16,401,318
                                        ----------------   -------------------     ----------------  -------------------
Total                                    $    2,844,534      $     19,258,144        $   8,621,861     $     24,012,160
                                        ----------------   -------------------     ----------------  -------------------


[A] Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[D] Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
MARCH 31, 2001

SNIG

3.  Statement of Status of Payments to Secured Creditors and Lessors:


---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Post-Petition
                                         Frequency of                                             Payments Not Made
                                          Payments per     Amount of                        -------------------------------
   Creditor/Lessor                       Lease/Contract   Each Payment   Next Payment Due            Number      Amount
---------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                   Monthly       $  8,931.85             12/20/2000            SEE NOTE A
IKON Office Solutions Inc. / IOS Capital  Monthly       $  1,395.65          11/23/00, 11/15/00       SEE NOTE A
Pitney Bowes Credit Corp.                 Monthly       $  4,810.67      12/10/00, 12/20/00, 12/1/00  SEE NOTE A
Pitney Bowes Credit Corp.                 Quarterly     $  7,394.15          12/10/00, 11/10/00       SEE NOTE A
Stringer Business Systems Inc             Monthly       $  2,163.51*               12/1/2000          SEE NOTE A
                                                                         12/24/00,12/6/00,12/11/00,
Toshiba America Information Sys.          Monthly       $  8,170.39            12/1/00, 12/18/00      SEE NOTE A
---------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* MONTHLY PAYMENT IS BASED ON NUMBER OF COPIES MADE FOR THE PREVIOUS MONTH, THEREFORE PAYMENT VARIES EACH MONTH.

NOTE A: THESE LEASES WERE WITHDRAWN FROM THE MOTION FILED ON JANUARY 19, 2001
        BASED UPON THE REPRESENTATION THAT THE CLO WILL REMAIN CURRENT ON ALL MONETARY OBLIGATIONS UNDER THE LEASES UNTIL THE DEBTORS RECEIVE INSTRUCTION FROM THE CLO ON THE ASSUMPTION OR REJECTION OF THESE LEASES BY APRIL 15, 2001.

BIG

3.  Statement of Status of Payments to Secured Creditors and Lessors:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        Post-Petition
                                          Frequency of                                                Payments Not Made
                                          Payments per     Amount of                        -------------------------------
   Creditor/Lessor                       Lease/Contract   Each Payment   Next Payment Due            Number      Amount
---------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                     Monthly        $ 52,321.29      12/15/2000               SEE NOTE A

---------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

NOTE A:  THIS LEASE WAS WITHDRAWN FROM THE MOTION FILED ON JANUARY 19,
2001 BASED UPON THE REPRESENTATION THAT THE CLO WILL REMAIN CURRENT ON ALL MONETARY OBLIGATIONS UNDER THE LEASE UNTIL THE DEBTORS RECEIVE INSTRUCTION FROM THE CLO ON THE ASSUMPTION OR REJECTION OF THIS LEASE BY APRIL 15, 2001.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Post-Petition
                                         Frequency of                                             Payments Not Made
                                          Payments per     Amount of                        -------------------------------
   Creditor/Lessor                       Lease/Contract   Each Payment   Next Payment Due            Number      Amount
---------------------------------------------------------------------------------------------------------------------------
NONE

---------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Post-Petition
                                         Frequency of                                             Payments Not Made
                                          Payments per     Amount of                        -------------------------------
   Creditor/Lessor                       Lease/Contract   Each Payment   Next Payment Due            Number      Amount
---------------------------------------------------------------------------------------------------------------------------
NONE

---------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Superior National Insurance Group, Inc. in Bankruptcy                SCHEDULE D
Debtor in Possession
Insurance Coverage
As of March 31, 2001


--------------------------------------------------------------------------------------------------------------
                                                                        Amount of      Policy    Premium Paid
State          Carrier                              Agent               Coverage     Exp. Date   Thru Date
---------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group               Di Buduo & De Fendis  Statutory     12-Jul-01     12-Jul-01
Arkansas       Liberty Mutual Group               Di Buduo & De Fendis  Statutory     12-Jul-01     12-Jul-01
California     State Compensation Insurance Fund  Di Buduo & De Fendis  Statutory     01-Jun-01     01-Jun-01
Colorado       Pinnacol Assurance                 Di Buduo & De Fendis  Statutory     01-Jun-01     01-Jun-01
Georgia        Liberty Mutual Group               Di Buduo & De Fendis  Statutory     12-Jul-01     12-Jul-01
Illinois       Liberty Mutual Group               Di Buduo & De Fendis  Statutory     12-Jul-01     12-Jul-01
Kansas         Travelers Insurance Company        Di Buduo & De Fendis  Statutory     11-Aug-01     11-Aug-01
Missouri       Travelers Property & Casualty      Di Buduo & De Fendis  Statutory     02-Jun-01     02-Jun-01
New Jersey     Granite State Insurance Company    Di Buduo & De Fendis  Statutory     02-Jun-01     02-Jun-01
Oklahoma       State Insurance Fund               Di Buduo & De Fendis  Statutory     15-Nov-01     15-Nov-01
Pennsylvania   State Workmens' Insurance Fund     Di Buduo & De Fendis  Statutory     03-Jun-01     03-Jun-01
Texas          Texas W/C Insurance Fund           Di Buduo & De Fendis  Statutory     18-Jul-01     18-Jul-01
Virginia       Travelers Insurance Company        Di Buduo & De Fendis  Statutory     11-Aug-01     11-Aug-01

Note 1: The policies for Florida, Indiana, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all requested to be cancelled in December 2000.

Note 2: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

Note 3: The policies for Arkansas, Arizona, Georgia, & Illinois are all covered on one policy, which is inforce, even though AR & GA offices are closed.

Note 4: A Virginia employee was added to the Kansas policy.

MARCH 31, 2001                                                    SCHEDULE E


                                                                                                     POLICY      PREMIUM PAID
COMPANY       AGENT               TYPE OF INSURANCE                      AMOUNT OF COVERAGE          EXP. DATE   THRU DATE
------------  ------------------  -------------------------------------  --------------------------  ----------  ------------
SNIG, BIG,    DiBudio & DeFendis  COMMERCIAL GENERAL LIABILITY PACKAGE
SNIS, & SNIA                        General Liability                    $1 million per occurrence   11/13/2001  11/13/2001
                                                                         $2 million aggregate
                                    Advertising injury                   excluded
                                    Employee Benefit Liability           $1 million per claim
                                                                         $1 million aggregate

SNIG, BIG,    DiBudio & DeFendis  AUTOMOBILE (OWNED)
SNIS, & SNIA                        Liability                            $1 million                  3/22/2001   3/22/2001
                                    Medical                              $5,000
                                    Uninsured Motorist                   $500,000
                                    Physical Damage                      Actual value less $500
                                                                         deductible

SNIG, BIG,    DiBudio & DeFendis  AUTOMOBILE (NON-OWNED)
SNIS, & SNIA                        Liability                            $1 million                  11/13/2001  11/13/2001
                                    Physical Damage/Comp/Collision       $30,000
                                                                         $100 deductible comp/$250
                                                                         collision

SNIG, BIG,    Carpenter Moore     DIRECTORS & OFFICERS (RUN-OFF)
SNIS, & SNIA                                Reliance                     $5,000,000                  5/1/2003    5/1/2003
                                            Lloyd's of London            $5,000,000 xs $5,000,000
                                            Gulf Insurance Company       $10,000,000 xs $10,000,000
                                            Executive Risk Indemnity     $10,000,000 xs $20,000,000
                                            Philadelphia Indemnity       $10,000,000 xs $30,000,000

SNIG, BIG,    DiBudio & DeFendis  EMPLOYER PRACTICE LIABILITY (RUN OFF)  $1 million per loss         12/10/2001  12/10/2001
SNIS, & SNIA                      EXTENDED REPORTING PERIOD              & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  EMPLOYER PRACTICE LIABILITY            $1 million per loss         1/15/2002   1/15/2002
SNIS, & SNIA                                                             & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  FIDUCIARY LIABILITY (RUN OFF)          $5 million per loss         12/10/2001  12/10/2001
SNIS, & SNIA                                                             & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  COMMERICIAL UMBRELLA                   $10 million per occurrence  11/13/2001  11/13/2001
SNIS, & SNIA                                                             $10 million aggregate

SNIG, BIG,    DiBudio & DeFendis  EXCESS LIABILITY                       $10 million per occurrence  11/13/2001  11/13/2001
SNIS, & SNIA                                                             $10 million aggregate

SNIG, BIG,    DiBudio & DeFendis  ACCIDENT POLICY (LIFE/TRAVEL)          $1 million to $3 million    1/15/2002   1/15/2002
SNIS, & SNIA                                                             (depends on rank of
                                                                         officer)

BIG ONLY      DiBudio & DeFendis  PROFESSIONAL LIABILITY RUN OFF         $10 million per loss        12/10/2004  12/10/2004
                                  BIG COMPANIES ONLY/acts b/f 12-10-99   & in the aggregate
                                  *$500,000 deductible


SCHEDULE F
MARCH 31, 2001

SNIG, BIG, SNIS, SNIA


----------------------------------------------------------------------------------------------------------------------
                                                                     Type                          Post-Petition
        Name of Professional                                     Professional                       Unpaid Total
----------------------------------------------------------------------------------------------------------------------
Paul, Weiss, Rifkind, Wharton & Garrison    Legal fees                                                $ 86,394
Tillinghast-Towers, Perrin                  Actuaries                                                 $     -
Latham & Watkins                            Counsel for Official Committee of Unsecured Creditors     $189,374
Steve Eldrige                               Tax consulting                                            $  9,860
Quinn Emanuel Urquhart Oliver & Hedges LLP  Special litigation counsel                                $771,161
Tharpe & Howell                             Legal fees                                                $  1,163
Mannat Phelps                               Legal fees                                                $ 29,606
KPMG Peat Marwick                           Audit & consulting fees                                   $279,036  Note A
Christopher Maisel                          Facilitator fees                                          $209,300  Note B
Riordan & McKinzie                          Corporate counsel                                         $174,928
Pachulski, Stang, Ziehl, Young & Jones LLP  General bankruptcy counsel                                $302,081  Note B


Note A - Payments of $34,765, $22,949, and $12,493 were paid on 1/1/01,
         1/20/01, and 3/19/01, respectively. Additionally, $97,250 of fees and expenses were applied against the retainer.

Note B - Amount represents fees & expenses through February 28, 2001.